As filed with the Securities and Exchange
Commission on November 9, 2000

PROXY STATEMENT PURSUANT
TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /x/ Filed by a party other than the Registrant / /

Check the appropriate box: / / Preliminary Proxy Statement / / Confidential, for Use of the Commission Only
/x/ Definitive Proxy Statement as permitted by Rule 14a-6(e)(2)) / / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
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(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
/x/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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/ / Fee paid previously with preliminary materials:

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/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS

December 13, 2000

TO THE HOLDERS OF COMMON STOCK OF MUNIHOLDINGS CALIFORNIA INSURED FUND , INC .

        Notice is hereby given that the 2000 Annual Meeting of Stockholders (the “Meeting”) of MuniHoldings California Insured Fund, Inc. (the “Fund”) will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, December 13, 2000 at 9:00 a.m. for the following purposes:

(1) To elect members of the Board of Directors to serve for the ensuing year;

(2) To consider and act upon a proposal to ratify the selection of the independent auditors for its current fiscal year; and

(3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

        This Notice of Annual Meeting of Stockholders and the enclosed Proxy Statement are being sent to the holders of Common Stock of the Fund. Holders of Auction Market Preferred Stock of the Fund will receive a separate Notice of Annual Meeting of Stockholders and a separate Proxy Statement in connection with the Meeting.

        The Board has fixed the close of business on October 30, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

        A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after November 29, 2000, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting . Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

        If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Shareholder Communications Corporation, at 1-800-645-4519.

By Order of the Board of Directors

ALICE A. PELLEGRINO
Secretary of MuniHoldings California Insured Fund, Inc.

Plainsboro, New Jersey
Dated: November 13, 2000

PROXY STATEMENT

MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

2000 ANNUAL MEETING OF STOCKHOLDERS

December 13, 2000

INTRODUCTION

        This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of MuniHoldings California Insured Fund, Inc., a Maryland corporation (the “Fund”), to be voted at the 2000 Annual Meeting of Stockholders of the Fund (the “Meeting”), to be held at the offices of Fund Asset Management, L.P. (“ FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, December 13, 2000 at 9:00 a.m. The approximate mailing date of this Proxy Statement is November 13, 2000.

        All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the election of the Board of Directors to serve for the ensuing year and “FOR” the ratification of the selection of independent auditors to serve for the Fund’s current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at that Fund’s address indicated above or by voting in person at the Meeting.

        The Board of Directors has fixed the close of business on October 30, 2000 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 35,194,726 shares of common stock, par value $.10 per share (“Common Stock”), and 13,640 shares of auction market preferred stock (“AMPS”), par value $.10 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon. To the knowledge of the Fund, as of the Record Date, no person is the beneficial owner of more than five percent of the outstanding shares of Common Stock or AMPS at such date. The holders of AMPS have been provided with proxy materials concerning matters covered by this proxy statement in a seperate document.

        The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting that will be presented to the common stockholders for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

ITEM 1.    ELECTION OF DIRECTORS

        At the Meeting, the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

        (1)  All such proxies of the holders of AMPS, voting separately as a class, in favor of the two (2) persons designated as Directors to be elected by holders of AMPS (the proxies of the holders of AMPS are being solicited by separate proxy statement); and

        (2)  All such proxies of the holders of Common Stock and AMPS will be voted in favor of the four (4) persons designated as Directors to be elected by holders of Common Stock and AMPS (the holders of Common Stock vote together as a single class with the holders of AMPS on the election of these Directors. The proxies of holders of AMPS are being solicited by separate proxy statement).

        The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

        Certain information concerning the nominees is set forth as follows:

To be Elected by Holders of AMPS, Voting Separately as a Class

Name and Address	Age	Principal Occupations During Past Five Years and Public Directorships(1)	Director Since
Joseph L. May (1)(2) 424 Church Street Suite 2000 Nashville, Tennessee 37219	71	Attorney in private practice since 1984; President, May and Athens Hosiery Mills Division, Wayne-Gossard Corporation from 1954 to 1983; Vice President, Wayne- Gossard Corporation from 1972 to 1983; Chairman, The May Corporation (personal holding company) from 1972 to 1983; Director, Signal Apparel Co. from 1972 to 1989.	1997

André F. Perold (1)(2) Morgan Hall Soldiers Field Boston, Massachusetts 02163	48	Sylvan C. Coleman Professor of Financial Management, Harvard Business School since 1993 and Professor from 1989 to 1993; Trustee, The Common Fund since 1989; Director, Quantec Limited from 1991 to 1999; Director, TIBCO from 1994 to 1996; Director, Genbel Securities Limited and Gensec Bank since 1999; Director, Gensec Asset Management since 2000; Director, Bulldogresearch.com since 2000; Director, Stockback.com since 2000.	1997

To be Elected by Holders of Common Stock and AMPS, Voting Together as a Single Class

Name and Address	Age	Principal Occupations During Past Five Years and Public Directorships(1)	Director Since
James H. Bodurtha (1)(2) 36 Popponesset Road Cotuit, Massachusetts 02635	56	Director and Executive Vice President, The China Business Group, Inc. since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Chairman, Berkshire Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.	1997

Terry K. Glenn (1) * P.O. Box 9011 Princeton, New Jersey 08543-9011	60	Executive Vice President of FAM and Merrill Lynch Investment Managers, L.P. (“MLIM”) (which terms as used herein include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.	1999

Herbert I. London (1)(2) 2 Washington Square Village New York, New York 10012	61	John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corp. from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP from 1996 to 1997.	1997

Roberta Cooper Ramo (1)(2) ** P.O. Box 2168 500 Fourth Street, N.W. Albuquerque, New Mexico 87103	58	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Partner, Poole, Kelly & Ramo, Attorneys at Law, P.C. from 1977 to 1993; Director, Coopers, Inc. since 1999; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now First Security) from 1975 to 1976.	1999

(1)	Each of the nominees is a Director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. See “Compensation of Directors.”
(2)	Member of the Audit Committee of the Board of Directors.
*	Interested person, as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of the Fund .
**	On December 15, 1999, the Board of Directors elected Ms. Ramo as a Director of the Fund.

        Audit Committee and Board of Directors’ Meetings.     The Board of Directors has a standing Audit Committee, which consists of Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund’s independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The Audit Committee also reviews and nominates candidates to serve as Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act. The Audit Committee generally will not consider nominees recommended by stockholders. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties.

        During the Fund’s last fiscal year, each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors of the Fund held during the fiscal year and, if a member, of the total number of meetings of the Audit Committee held during the period for which he served.

        Compliance with Section 16(a) of the Securities Exchange Act of 1934.     Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Fund’s officers, directors and persons who own more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

        Based solely on the Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act. (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year, except that (i) Alice A. Pellegrino inadvertently made a late Form 3 filing reporting her election as Secretary of the Fund; (ii) Philip M. Mandel, who retired as Secretary of the Fund on April 30, 1999, inadvertently made a late Form 4 filing; (iii) Roberta Cooper Ramo inadvertently made a late Form 3 filing reporting her status as a Director of the Fund and (iv) Michael G. Clark, Director of MLIM, inadvertently made a late Form 4 filing.

        Interested Persons.    The Fund considers Mr. Glenn to be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds with FAM and its affiliates. Mr. Glenn is the President of the Fund.

        Compensation of Directors.    The Fund pays fees to each non-interested Director for service to the Fund. Each non-interested Director receives an aggregate annual retainer of $100,000 for his or her services to multiple investment companies advised by FAM, the Fund’s investment adviser or its affiliates (“MLIM/FAM-Advised funds”). The portion of the annual retainer allocated to each MLIM/FAM-Advised fund is determined quarterly based on the relative net assets of each fund. In addition, each non-interested Director receives a fee per in-person board meeting attended and per in-person Audit Committee meeting attended. The annual per meeting fees paid to each non-interested Director aggregate $60,000 for all MLIM/FAM-Advised funds for which that Director serves and are allocated equally among those funds. The Fund also reimburses the non-interested Directors for actual out-of-pocket expenses relating to attendance at meetings. The Audit Committee consists of all of the non-interested Directors of the Fund.
        The following table shows the compensation earned by the non-interested Directors for the Fund’s fiscal year ended June 30, 2000 and the aggregate compensation paid to them from all MLIM/FAM-Advised funds for the calendar year ended December 31, 1999.

Name of Director	Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Aggregate Compensation from Fund and Other MLIM/FAM-Advised Funds Paid to Directors
James H. Bodurtha	$5,886	None	$133,500
Herbert I. London	$5,886	None	$133,500
Joseph L. May	$5,886	None	$133,500
André F. Perold	$5,886	None	$133,250
Roberta Cooper Ramo (2)	$3,528	None	$ 9,000

(1)
The Directors serve on the boards of MLIM/FAM-Advised funds as follows: Mr. Bodurtha (32 registered investment companies consisting of 44 portfolios); Mr. London (32 registered investment companies consisting of 44 portfolios); Mr. May (32 registered investment companies consisting of 44 portfolios); Mr. Perold (32 registered investment companies consisting of 44 portfolios); and Ms. Ramo (26 registered investment companies consisting of 20 portfolios).

(2)	Ms. Ramo was elected a director on December 15, 1999.

        Officers of the Fund.    The Board of Directors has elected seven officers of the Fund. Officers of the Fund are elected and appointed by the Board of Directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following sets forth information about these officers:

Name and Biography	Age	Office	Officer Since
Terry K. Glenn	60	President	1997*
    Executive Vice President of FAM and MLIM since 1983; Executive Vice President and
        Director of Princeton Services since 1993; President of FAMD since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.
Vincent R. Giordano	56	Senior Vice President	1997
Managing Director of MLIM since 2000; Senior Vice President of MLIM from 1984 to 2000; Portfolio Manager of FAM and MLIM since 1977; Senior Vice President of Princeton Services since 1993.
Kenneth A. Jacob	49	Vice President	1997
First Vice President of MLIM since 1997; Vice President of MLIM from 1984 to 1997; Vice President of FAM since 1984.
Donald C. Burke	40	Vice President	1997
First Vice President and Treasurer of FAM and MLIM since 2000; Senior Vice President and Treasurer of FAM and MLIM from 1999 to 2000; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; First Vice President of MLIM from 1997 to 1999; Vice President of MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.		Treasurer	1999
Walter C. O’Connor	39	Vice President	1997
Director (Municipal Tax-Exempt Fund Management) of MLIM since 1997; Vice President of MLIM from 1993 to 1997; Assistant Vice President of MLIM from 1991 to 1997.
Alice A. Pellegrino	40	Secretary	1999
Vice President of MLIM since 1999; Attorney associated with MLIM since 1997; Associate with Kirkpatrick & Lockhart LLP from 1992 to 1997.

*	Mr. Glenn was elected President of the Fund in 1999. Prior to that he served as Executive Vice President of the Fund.

        Stock Ownership.    As of the Record Date, none of the nominees held shares of the Funds.

        At the Record Date, the Directors and officers of the Fund as a group (13 persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date. At such date, Arthur Zeikel, a Director of the Fund, Mr. Glenn, a Director and an officer of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

ITEM 2.    SELECTION OF INDEPENDENT AUDITORS

        The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP (“D&T”), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of such auditors in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

        D&T also acts as independent auditors for ML & Co. and all of its subsidiaries and for most other investment companies for which FAM or MLIM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Directors of the Fund considered the fact that D&T has been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Fund.

        Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

ADDITIONAL INFORMATION

        The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund.

        In order to obtain the necessary quorum at the Meeting (i.e., one-third of the shares of the Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. The Fund has retained Shareholder Communication Corporation, 17 State Street, New York, New York 10004 to assist in the solicitation of proxies at a cost to the Fund of approximately $3,500 plus out-of-pocket expenses.

        All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted “FOR” the Director nominees and “FOR” the ratification of D&T as independent auditors.

        With respect to Item 1, “Election of Directors,” holders of AMPS, voting separately as a class, are entitled to elect two Directors and holders of Common Stock and AMPS, voting together as a single class, are entitled to elect the remaining Directors. Assuming a quorum is present, (i) election of the two Directors to be elected by the holders of AMPS will require the affirmative vote of a plurality of the votes cast by the holders of AMPS, represented at the Meeting and entitled to vote, voting separately as a class; (ii) election of the remaining Directors will require the affirmative vote of a plurality of the votes cast by the holders of Common Stock and AMPS represented at the Meeting and entitled to vote, voting together as a single class; and (iii) approval of Item 2, “Selection of Independent Auditors,” will require the affirmative vote of a majority of the votes cast by the holders of Common Stock and AMPS represented at the Meeting and entitled to vote, voting together as a single class. For purposes of Item 1, a “plurality of the votes” means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast. This Proxy Statement is being used to solicit the vote of the holders of Common Stock of the Fund. The vote of the holders of AMPS of the Fund is being solicited by separate Proxy Statement.

        Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Accordingly, the Fund will include shares held of record by broker-dealers as to which such authority has been granted in their tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned to the Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for purposes of a quorum. MLPF&S has advised the Fund that, except as limited by agreement or applicable law, it intends to vote shares held in its name for which no instructions are received in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the vote on Item 1 or Item 2.

Address of Investment Adviser

        The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

        The Fund will furnish, without charge, a copy of its Annual Report for the fiscal year ended June 30, 2000 to any stockholder upon request.    Such requests should be directed to MuniHoldings California Insured Fund, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Alice A. Pellegrino, Secretary, or to 1-800-456-4587 ext. 123.

Stockholder Proposals

        If a stockholder of the Fund intends to present a proposal at the 2001 Annual Meeting of Stockholders of that Fund, anticipated to be held in December 2001, and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by July 16, 2001.

By Order of the Board of Directors

ALICE A. PELLEGRINO
Secretary of MuniHoldings California
Insured Fund, Inc.

Dated: November 13, 2000

COMMON STOCK

MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniHoldings California Insured Fund, Inc. (the “Fund”) held of record by the undersigned on October 30, 2000 at the annual meeting of stockholders of the Fund to be held on December 13, 2000 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote “FOR” each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes / / or /X/ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) / /	WITHHOLD AUTHORITY to vote for all nominees listed below / /

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.) James H. Bodurtha, Terry K. Glenn, Herbert I. London and Roberta Cooper Ramo

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the
    Fund to serve for the current fiscal year.

FOR    / /       AGAINST    / /       ABSTAIN    / /

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _____________________ , 2000
X______________________________
                        Signature
X ______________________________
              Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.